EPOCH INTERNATIONAL SMALL CAP FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                     Supplement dated March 25, 2008 to the
         Statement of Additional Information ("SAI") dated May 1, 2007.

This supplement is to be used with the SAI dated May 1, 2007. This supplement together with the SAI constitutes the current SAI.

Effective immediately, Daniel Geber no longer serves as Managing Director, Portfolio Manager and Senior Analyst of the Epoch International Small Cap Fund. Currently, William W. Priest, Emily Baker and Michael A. Welhoelter serve as the Portfolio Managers of the Fund.

                                  *****

The following information replaces the sub-section titled "Portfolio Managers" in the section titled "INVESTMENT ADVISER AND ADVISORY AGREEMENT" on page 19 of the SAI.

Portfolio  Managers  - William  W.  Priest,  Emily  Baker and  Michael  A.
Welhoelter  are the  Portfolio  Managers  of the  Fund.  Mr.  Priest  is a
Managing Director, the Chief Executive Officer and a Portfolio Manager of Epoch Investment Partners, Inc., the Fund's investment adviser. Ms.
Baker is a Managing Director, Portfolio Manager and Senior Analyst with the Adviser. Ms. Baker has been with the Adviser since September 2007. Mr. Welhoelter is a Managing Director, Portfolio Manager and Quantitative Research Analyst with the Adviser. Mr. Welhoelter has been with the Adviser since June 2005.

Mr. Priest and Mr. Welhoelter currently serve as Portfolio Managers for two other series of shares offered by the Company. As of December 31, 2006, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield Fund had total net assets of $27,249,570 and $273,609,263, respectively. The fees received for managing these other mutual funds are not based upon the performance of the funds.

Mr. Priest and Mr. Welhoelter also serve as portfolio managers for 22 other pooled investment vehicles. As of December 31, 2006, these 22 other pooled investment vehicles had total net assets of $1,950,533,671. Ms. Baker serves as portfolio manager for seven other pooled investment vehicles. As of February 29, 2008, these seven other pooled investment vehicles had total net assets of $337,941,551. In addition, Messrs. Priest and Welhoelter serve as portfolio managers for 135 other private accounts with total assets under management as of December 31, 2006 of approximately $1,674,927,309. Ms. Baker serves as portfolio manager for five other private accounts with total assets under management as of February 29, 2008 of approximately $212,345,579. Except as noted below with respect to eight of the private accounts managed by Messrs. Priest and Welhoelter, the fees received for managing these other pooled investment accounts and other private accounts are not based upon the performance of the accounts.

Messrs. Priest and Welhoelter serve as portfolio managers for eight private accounts with total assets as of December 31, 2006 of $50,171,320. The fees received for managing these eight private accounts are partly based on the excess performance of the private account over a benchmark.

The Adviser does not believe that any material conflicts exist between Messrs. Priest's and Welhoelter's portfolio management of the Fund and their management responsibilities with the other series of the Company. Each of these entities invests in completely different types of securities and does not charge a performance based fee, so there is no incentive to favor one entity over the other.

The Adviser does not believe that any material conflicts exist between Messrs. Priest's and Welhoelter's and Ms. Baker's portfolio management of the Fund and their management of the other commingled and private accounts, including the eight private accounts managed by Messrs. Priest and Welhoelter which pay a performance based investment advisory fee. The Adviser believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all or a substantial portion of their assets in non-U.S. securities or in small capitalization securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.

For their services, Messrs. Priest and Welhoelter and Ms. Baker each receive a fixed annual salary plus a discretionary bonus determined by the Adviser's management committee. Messrs. Priest and Welhoelter and Ms. Baker do not receive compensation that is based upon the Fund's, the Epoch International Small Cap Fund's, the Epoch Global Equity Shareholder Yield Fund's, any other commingled account's, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Messrs. Priest and Welhoelter and Ms. Baker do not receive any special or additional compensation from the Adviser for their services as Portfolio Managers. Messrs. Priest and Welhoelter and Ms. Baker are each shareholders of Epoch Holding Company, a public company that is the parent company of the Adviser. As shareholders of Epoch Holding Company, Messrs. Priest and Welhoelter and Ms. Baker are each entitled to share in any dividends or appreciation of the public company's stock.

As of December 31, 2006, Mr. Priest does not have any beneficial ownership of the Fund, the Epoch International Small Cap Fund, the Epoch Global Equity Shareholder Yield Fund, any other commingled account, or any private account managed by the Adviser. As of February 29, 2008, Ms. Baker does not have any beneficial ownership of the Fund, the Epoch International Small Cap Fund, the Epoch Global Equity Shareholder Yield Fund, any other commingled account, or any private account managed by the Adviser. Mr. Welhoelter does have beneficial ownership of the Epoch Global Equity Shareholder Yield Fund within a range of $0-$10,000 as of December 31, 2006.

            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE